Income Taxes	6 Months Ended
Jun. 30, 2012
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
The components of income (loss) before income taxes are as follows:

	Years ended December 31,
(in thousands)	2009	2010	2011

United States	$(992)	$921	$(2,421)
International	—	(78)	227

Total income (loss) before income taxes	$(992)	$843	$(2,194)

The components of the provision (benefit) for income taxes are as follows:

	Years ended December 31,
(in thousands)	2009	2010	2011

Current
Federal	—	$(26)	$25
State	—	83	156
Foreign	—	9	55

	—	66	236

Deferred
Federal	—	(310)	60
State	—	(96)	9
Foreign	—	(27)	(20)

	—	(433)	49

Total income tax provision (benefit)	—	$(367)	$285

The Company had an effective tax rate of (13)% and 53% for the periods ended December 31, 2011 and June 30, 2012 (unaudited), respectively. The difference in rates is primarily due to an increase in pre-tax book income and unfavorable book to tax adjustments due to warrant fair value adjustments and stock compensation expense for the period ended June 30, 2012 (unaudited).
Reconciliation of the provision for income taxes at the statutory rate to the Company’s provision for income tax is as follows:

	Years ended December 31,
(in thousands)	2009	2010	2011

U.S. federal taxes (benefit) at statutory rate	$(332)	$316	$(746)
State income taxes, net of federal benefit	183	3	109
Foreign income taxes at rates other than the US rate	(4)	2	(72)
Stock-based compensation	167	229	340
Change in valuation allowance	(230)	(1,168)	546
Non-deductible warrant expense	80	110	334
Non-deductible acquisition costs	—	283	—
Research and development credits	94	(174)	(290)
Other	42	32	64
Total	—	$(367)	$285

 Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following table presents the significant components of the Company’s deferred tax assets and liabilities for the periods presented:

	As of December 31,		As of June 30,
(in thousands)	2010	2011	2012
			(unaudited)
Deferred tax assets
Net operating loss carryforward	$18,659	$17,775	$15,841
Research and development credits	1,982	2,365	2,475
Depreciation and amortization	364	55	58
Reserves and accruals	1,648	3,229	3,883
Total deferred tax assets	22,653	23,424	22,257
Valuation allowance	(21,588)	(22,687)	(21,729)
Net deferred tax assets	1,065	737	528
Deferred tax liabilities	(1,103)	(824)	(644)
Net deferred tax liabilities	$(38)	$(87)	$(116)

The Company determines its valuation allowance on deferred tax assets by considering both positive and negative evidence in order to ascertain whether it is more likely than not that deferred tax assets will be realized. Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing and amount of which are uncertain. Due to the history of losses the Company has generated in the past, the Company believes that it is not more likely than not that all of the deferred tax assets in the U.S. and Canada can be realized as of December 31, 2011; accordingly, the Company has recorded a full valuation allowance on its deferred tax assets. The Company’s valuation allowance decreased by $116,000 and $1.1 million for the years ended December 31, 2009 and 2010, and increased by $1.1 million for the year ended December 31, 2011. The changes in the valuation allowances were primarily due to the utilization of loss carryforwards and changes in temporary differences between tax and financial statement recognition of revenue and expense.
At December 31, 2011, the Company had $44.2 million and $47.8 million, respectively, of federal and state net operating loss carryforwards. The federal net operating loss carryforward begins expiring in 2015, and the state net operating loss carryforward begins expiring in 2012, if not utilized.
In addition, the Company has federal research and development tax credits carryforwards of approximately $1.5 million and state research and development tax credit carryforwards of approximately $1.4 million. The federal credit carryforwards begin expiring 2013 and the state credits carry forward indefinitely. The Internal Revenue Code contains provisions which limit the amount of net operating loss and research credit carryforwards that can be used in any given year if a significant change in ownership has occurred. The Company incurred ownership changes in 2000 and 2004, and as a result $26.9 million of net operating losses and $0 of research credits are subject to varying limitations. As a result, $0.2 million of the net operating losses and $0 of research credit carryforwards would expire before utilization, and the Company has adjusted the deferred tax assets accordingly. The net operating losses and research credits after 2004 are not subject to limitation.
The Company adopted ASC 740-10-50 “Accounting for Uncertainty of income Taxes” (“ASC 740-10-50”), on January 1, 2009.
The following table reflects changes in the unrecognized tax benefits since January 1, 2010:

	Years ended December 31,
(in thousands)	2010	2011

Gross amount of unrecognized tax benefits as of the beginning of the period	$539	$675
Increases related to prior year tax provisions	—	—
Decreases related to prior year tax provisions	(3)	(1)
Increases related to current year tax provisions	139	234

Gross amount of unrecognized tax benefits as of the end of the period	$675	$908

As a result of the Company’s historic losses and related valuation allowances, the Company has recorded the uncertain tax amounts above entirely as reductions to deferred tax assets which are subject to a full valuation allowance in its consolidated balance sheet. The Company recognizes interest and penalties relating to uncertain tax positions in income tax expense. As of December 31, 2010 and 2011, penalties and interest were zero for all periods. As the Company is not currently under examination, it is reasonable to assume that the balance of gross unrecognized tax benefits will likely not change in the next 12 months.
The Company files income tax returns in the United States on federal basis and various states. The Company is not currently under any United States federal, state and local, or non-U.S. income tax examinations by tax authorities for any taxable years. All of the Company’s net operating losses and research credit carryforwards prior to 2007 are subject to tax authority adjustment and all years after 2006 are still subject to the tax authority examinations.
The Company has not provided for U.S. federal and foreign withholding taxes on $0.3 million of the Company’s non-U.S. subsidiaries’ undistributed earnings as of December 31, 2011, because such earnings are considered indefinitely reinvested in its international operations.